JOHNSON MUTUAL FUNDS TRUST

JOHNSON ENHANCED RETURN FUND

SUPPLEMENT DATED OCTOBER 19, 2026, TO PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2026

The following supersedes any contrary information contained in any current Prospectus

Johnson Investment Counsel, Inc., the investment adviser to the Johnson Enhanced Return Fund (the “Adviser”) has recommended that, in light of the Fund’s asset size and resultant inefficiencies, such as the high operating costs and the Fund’s inability to realize economies of scale, changes to the competitive landscape, limited utilization by only non-taxable accounts, and increased cost of futures contracts, the Fund be liquidated. Accordingly, the Fund’s Board of Trustees has adopted a plan of liquidation and termination for the Fund. Please note that the Fund will liquidate and terminate as of the close of business (4:00 p.m. Eastern Time) on or around November 30, 2026. You are welcome, however, to either (1) redeem your shares or (2) exchange your shares with another fund in the Johnson Mutual Funds Trust before that date.

After October 21, 2026, in anticipation of the liquidation, shareholders will not be permitted to purchase additional Fund shares, except purchases made through reinvestment of dividends and other distributions, if any, through the close of business (4:00 p.m. Eastern Time) on October 27, 2026. After October 18, 2026, the Fund will no longer be pursuing its investment objective, and the Adviser will begin an orderly transition of the Fund’s portfolio to cash and cash equivalents. Shareholders of the Fund may redeem or exchange their investments as described in the Fund’s Prospectus through November 27, 2026. Fund shares not redeemed or exchanged by the close of business (4:00 p.m. Eastern Time) November 30, 2026, will automatically be redeemed and net cash proceeds will be sent to the address of record.

The distribution of the liquidation proceeds will be a taxable event for shareholders who hold their Fund shares in a taxable account, with the result that each of them will recognize a taxable gain or loss for federal, and possibly state and local income tax purposes, depending on the shareholder’s adjusted basis in his or her shares.

You should consult with your tax advisor on the consequences of the liquidation to you. Checks will be issued to all shareholders of record as of the close of business on November 30, 2026.

Please contact your Portfolio Manager or the Mutual Funds Department at 1-800-541-0170 if you have any questions.

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Please retain this supplement for future reference.